SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

AXCESS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11933	85-0294536
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

16650 Westgrove Drive, Suite 600, Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (972) 407-6080

Former Address: 3208 Commander Drive, Carrollton, Texas	75006
(Former address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1st, Raj Bridgelall , V.P. of Engineering left the firm to pursue an opportunity in academia.  Mike Beber has assumed his responsibilities.

Item 8.01.  Other Events.

On November 3rd, the Company made partial payroll payments for pay periods previously missed.  The pay periods included September 15; September 30; October 15 and October 31.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC.
(Registrant)

November 5, 2010	/s/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President and Chief Executive Officer